SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2001

HUNGRY MINDS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 0-24617

Delaware	04-3078409
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

909 Third Avenue
New York, New York    10022
(Address of Principal Executive Offices including Zip Code)

(212) 884-5000
(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On March 29, 2001, the Company issued a press release which is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits.

Financial Statements:

     None.

Exhibits:

    Exhibit Number   Description

    99                 Press release of Hungry Minds, Inc. dated March 29, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGRY MINDS, INC.

Dated: March 30, 2001

By:	/s/ JOHN M. HARRIS

John M. Harris
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Duly Authorized Officer)